OTHER INCOME, NET	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
OTHER INCOME, NET

19	OTHER INCOME, NET

	2023	2022	2021
	USD	USD	USD

Sales of side products and spare parts	619,830	929,780	791,110
VAT tax concessions	449,097	762,327	870,411
Profit (loss) on disposal of property, plant and equipment	3,669	8,423	(50,116)
Government grants	-	-	700
Gain on lease modification	703	-	-
Others	40,352	122,632	13,418
Total	1,113,651	1,823,162	1,625,523